UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/04/2005

AMERICAN SUPERCONDUCTOR CORP /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19672

DE	04-2959321
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Two Technology Drive, Westborough, MA 01581
(Address of Principal Executive Offices, Including Zip Code)

508-836-4200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

American Superconductor Corporation (the "Company") received notice on November 5, 2003 of a lawsuit filed against it on October 28, 2003 in the Court of Chancery of the State of Delaware in and for New Castle County by TM Capital Corp. ("TM Capital"), a past financial advisor to the Company, under which TM Capital claimed to be entitled to cash and equity compensation with respect to the Company's October 2003 public equity offering. The Company filed an answer to this lawsuit, denying TM Capital's claims for damages and other relief and asserting several counterclaims against TM Capital, including breach of contract, gross negligence, and breach of fiduciary duty.
On April 4, 2005, the Company and TM Capital agreed to resolve all claims between them and entered into a settlement agreement that provides for, among other things, the cash payment by the Company to TM Capital of $1,700,000 and the issuance by the Company to TM Capital of a common stock purchase warrant for 200,000 shares of the Company's common stock, exercisable for a five-year term, with an exercise price of $9.50 per share (the "Warrant"). The Company and TM Capital also entered into a registration rights agreement wherein the Company agreed to register for public resale the shares of the Company's common stock issuable upon exercise of the Warrant.
The summary of the terms described above is qualified in all respects by reference to the full text of the agreements, which have been filed as exhibits to this Current Report on Form 8-K.

Item 2.02.    Results of Operations and Financial Condition

On April 4, 2005, the Company issued a press release that announced the settlement of the TM Capital litigation and also included information relating to the impact of that settlement on the Company's financial results for the quarter and year ended March 31, 2005. The full text of the press release issued is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02.    Unregistered Sales of Equity Securities

On April 4, 2005, in connection with the settlement of the TM Capital litigation, the Company issued the Warrant to TM Capital. The Warrant was issued in reliance upon the exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D promulgated thereunder, relative to sales by an issuer not involving any public offering.

Item 9.01.    Financial Statements and Exhibits

c)        Exhibits

        See Exhibit Index attached hereto.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORP /DE/

Date: April 05, 2005.	By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Settlement Agreement by and between the Registrant and TM Capital Corp., dated April 4, 2005
EX-10.2	Registration Rights Agreement by and between the Registrant and TM Capital Corp., dated April 4, 2005
EX-10.3	Stock Purchase Warrant issued by the Registrant to TM Capital Corp., dated April 4, 2005
EX-99.1	Press release issued by the Registrant on April 4, 2005